Exhibit 99.1
KELLY SERVICES® REPORTS STRONG THIRD QUARTER 2015
EARNINGS AND EPS GROWTH

Quarterly Highlights

•	Earnings from operations up 51%, excluding restructuring (up 72% in constant currency)

•	Earnings per share of $0.23 versus $0.10, excluding restructuring, a 130% increase year-over-year

•	OCG segment revenue up 15% year-over-year (up 17% in constant currency)

•	Total Company revenue down 3% year-over-year (up 3% in constant currency)

TROY, MI (November 4, 2015) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the third quarter of 2015.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the third quarter of 2015 totaled $1.4 billion, a 3% decrease (a 3% increase on a constant currency basis) compared to the corresponding quarter of 2014.

Earnings from operations for the third quarter of 2015 totaled $16.6 million, compared to $7.1 million reported for the third quarter of 2014. Included in the results of operations in the third quarter of 2014 are restructuring charges of $4.0 million. Excluding the restructuring charges, earnings from operations were $11.1 million in the third quarter of 2014.

Diluted earnings per share in the third quarter of 2015 were $0.23 compared to $0.03 per share in the third quarter of 2014. Adjusted earnings per share were $0.10 in the third quarter of 2014. Included in the third quarter of 2015 was a foreign exchange impact of $0.06 per share.

Commenting on the third quarter, Camden stated, “Our third quarter results confirm that Kelly is operating as a more efficient organization, delivering both top-line growth and operating leverage. Excluding the 2014 restructuring charges, we dropped nearly 50% of our constant currency GP growth to the bottom line during the quarter; our 2014 investments in PT and OCG are continuing to yield results; and we’re expanding Kelly’s role as a trusted talent advisor to many of the world’s top companies.”

Kelly also reported that on November 3, its board of directors declared a dividend of $0.05 per share. The dividend is payable December 4 to shareholders of record as of the close of business on November 16.

In conjunction with its third quarter earnings release, Kelly Services has published a financial presentation regarding the third quarter results on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on November 4, to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254

The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry or market developments, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws and the expiration and/or reinstatement of the U.S. work opportunity credit program), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis.  Kelly® has a role in managing employment opportunities for more than one million workers around the globe by employing 550,000 of these individuals directly with the remaining workers engaged through its talent supply chain network of supplier partners.  Revenue in 2014 was $5.6 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED SEPTEMBER 27, 2015 AND SEPTEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)
					%		CC %
	2015	2014	Change		Change		Change

Revenue from services	$1,351.0	$1,396.4	$(45.4)		(3.2)%		3.0%

Cost of services	1,122.8	1,171.0	(48.2)		(4.1)

Gross profit	228.2	225.4	2.8		1.3		7.2

Selling, general and administrative expenses	211.6	218.3	(6.7)		(3.0)		2.0

Earnings from operations	16.6	7.1	9.5		134.9

Other expense, net	—	2.2	(2.2)		(97.7)

Earnings before taxes	16.6	4.9	11.7		242.2

Income tax expense	7.5	3.5	4.0		112.6

Net earnings	$9.1	$1.4	$7.7		NM	%

Basic earnings per share	$0.23	$0.03	$0.20		NM	%
Diluted earnings per share	$0.23	$0.03	$0.20		NM	%

STATISTICS:

Gross profit rate	16.9%	16.1%	0.8	pts.

Selling, general and administrative expenses:
% of revenue	15.7	15.6	0.1
% of gross profit	92.7	96.9	(4.2)

% Return:
Earnings from operations	1.2	0.5	0.7
Earnings before taxes	1.2	0.3	0.9
Net earnings	0.7	0.1	0.6

Effective income tax rate	45.2%	72.7%	(27.5)	pts.

Average number of shares outstanding (millions):
Basic	37.9	37.6
Diluted	37.9	37.6

Shares adjusted for nonvested restricted awards (millions):
Basic	38.8	38.5
Diluted	38.8	38.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2015 AND SEPTEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2015	2014	Change		Change	Change

Revenue from services	$4,056.6	$4,137.7	$(81.1)		(2.0)%	3.7%

Cost of services	3,385.8	3,461.9	(76.1)		(2.2)

Gross profit	670.8	675.8	(5.0)		(0.7)	4.6

Selling, general and administrative expenses	630.6	656.5	(25.9)		(4.0)	0.9

Earnings from operations	40.2	19.3	20.9		110.9

Other expense, net	3.5	4.2	(0.7)		(14.5)

Earnings before taxes	36.7	15.1	21.6		145.7

Income tax expense	17.1	8.4	8.7		104.4

Net earnings	$19.6	$6.7	$12.9		198.2%

Basic earnings per share	$0.51	$0.17	$0.34		200.0%
Diluted earnings per share	$0.51	$0.17	$0.34		200.0%

STATISTICS:

Gross profit rate	16.5%	16.3%	0.2	pts.

Selling, general and administrative expenses:
% of revenue	15.5	15.9	(0.4)
% of gross profit	94.0	97.2	(3.2)

% Return:
Earnings from operations	1.0	0.5	0.5
Earnings before taxes	0.9	0.4	0.5
Net earnings	0.5	0.2	0.3

Effective income tax rate	46.5%	55.9%	(9.4)	pts.

Average number of shares outstanding (millions):
Basic	37.8	37.5
Diluted	37.8	37.5

Shares adjusted for nonvested restricted awards (millions):
Basic	38.8	38.5
Diluted	38.8	38.5

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2015	2014	Change		Change
AMERICAS
Commercial
Revenue from services	$615.5	$640.8	(4.0)%		(1.1)%
Staffing fee-based income included in revenue from services	3.8	3.8	(0.1)		2.8
Gross profit	96.6	91.7	5.4		7.9
Gross profit rate	15.7%	14.3%	1.4	pts.
PT
Revenue from services	$242.8	$242.5	0.1%		0.6%
Staffing fee-based income included in revenue from services	4.7	4.4	8.6		9.7
Gross profit	41.0	39.6	3.6		4.1
Gross profit rate	16.9%	16.3%	0.6	pts.
Total Americas
Revenue from services	$858.3	$883.3	(2.8)%		(0.6)%
Staffing fee-based income included in revenue from services	8.5	8.2	4.6		6.5
Gross profit	137.6	131.3	4.8		6.7
Total SG&A expenses	113.7	110.8	2.6		4.5
Earnings from operations	23.9	20.5	16.9

Gross profit rate	16.0%	14.9%	1.1	pts.
Expense rates:
% of revenue	13.2	12.5	0.7
% of gross profit	82.7	84.5	(1.8)
Return on sales	2.8	2.3	0.5

EMEA
Commercial
Revenue from services	$199.0	$231.3	(13.9)%		2.6%
Staffing fee-based income included in revenue from services	3.2	4.2	(23.6)		(4.5)
Gross profit	27.7	33.6	(17.4)		(1.4)
Gross profit rate	13.9%	14.5%	(0.6)	pts.
PT
Revenue from services	$43.6	$48.1	(9.3)%		7.5%
Staffing fee-based income included in revenue from services	2.6	3.5	(24.1)		(6.2)
Gross profit	9.4	10.9	(13.3)		4.6
Gross profit rate	21.6%	22.6%	(1.0)	pts.
Total EMEA
Revenue from services	$242.6	$279.4	(13.1)%		3.5%
Staffing fee-based income included in revenue from services	5.8	7.7	(23.8)		(5.3)
Gross profit	37.1	44.5	(16.4)		0.1
Total SG&A expenses	31.8	40.0	(20.7)		(6.2)
Earnings from operations	5.3	4.5	22.4

Gross profit rate	15.3%	15.9%	(0.6)	pts.
Expense rates:
% of revenue	13.1	14.3	(1.2)
% of gross profit	85.4	90.0	(4.6)
Return on sales	2.2	1.6	0.6

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter
					Constant
					Currency
	2015	2014	Change		Change
APAC
Commercial
Revenue from services	$83.2	$91.0	(8.5)%		9.2%
Staffing fee-based income included in revenue from services	1.4	2.0	(28.5)		(16.7)
Gross profit	10.7	11.7	(8.5)		9.1
Gross profit rate	12.8%	12.8%	—	pts.
PT
Revenue from services	$9.9	$10.6	(6.4)%		11.8%
Staffing fee-based income included in revenue from services	1.3	2.0	(34.3)		(22.6)
Gross profit	2.5	3.3	(24.6)		(10.8)
Gross profit rate	25.4%	31.5%	(6.1)	pts.
Total APAC
Revenue from services	$93.1	$101.6	(8.3)%		9.5%
Staffing fee-based income included in revenue from services	2.7	4.0	(31.4)		(19.7)
Gross profit	13.2	15.0	(12.1)		4.7
SG&A expenses excluding restructuring charges	11.1	14.2	(21.6)
Restructuring charges	—	0.3	(100.0)
Total SG&A expenses	11.1	14.5	(23.2)		(8.8)
Earnings from operations	2.1	0.5	297.9
Earnings from operations excluding restructuring charges	2.1	0.8	154.9

Gross profit rate	14.2%	14.8%	(0.6)	pts.
Expense rates (excluding restructuring charges):
% of revenue	11.9	14.0	(2.1)
% of gross profit	84.3	94.6	(10.3)
Return on sales (excluding restructuring charges)	2.2	0.8	1.4

OCG
Revenue from services	$171.8	$149.8	14.7%		16.8%
Gross profit	41.4	35.8	15.5		18.4
Total SG&A expenses	33.2	32.2	3.2		6.3
Earnings from operations	8.2	3.6	123.7

Gross profit rate	24.1%	23.9%	0.2	pts.
Expense rates:
% of revenue	19.3	21.5	(2.2)
% of gross profit	80.2	89.8	(9.6)
Return on sales	4.8	2.4	2.4

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2015	2014	Change		Change
AMERICAS
Commercial
Revenue from services	$1,908.2	$1,915.1	(0.4)%		1.8%
Staffing fee-based income included in revenue from services	10.8	10.4	3.4		6.0
Gross profit	290.3	280.0	3.7		5.6
Gross profit rate	15.2%	14.6%	0.6	pts.
PT
Revenue from services	$721.8	$723.1	(0.2)%		0.2%
Staffing fee-based income included in revenue from services	13.1	11.7	11.7		12.6
Gross profit	122.0	118.4	3.1		3.6
Gross profit rate	16.9%	16.4%	0.5	pts.
Total Americas
Revenue from services	$2,630.0	$2,638.2	(0.3)%		1.4%
Staffing fee-based income included in revenue from services	23.9	22.1	7.7		9.5
Gross profit	412.3	398.4	3.5		5.0
Total SG&A expenses	339.8	332.9	2.0		3.5
Earnings from operations	72.5	65.5	11.0

Gross profit rate	15.7%	15.1%	0.6	pts.
Expense rates:
% of revenue	12.9	12.6	0.3
% of gross profit	82.4	83.6	(1.2)
Return on sales	2.8	2.5	0.3

EMEA
Commercial
Revenue from services	$573.0	$690.2	(17.0)%		0.3%
Staffing fee-based income included in revenue from services	9.9	14.0	(29.2)		(11.0)
Gross profit	79.1	101.0	(21.7)		(5.4)
Gross profit rate	13.8%	14.6%	(0.8)	pts.
PT
Revenue from services	$126.8	$145.5	(12.8)%		4.7%
Staffing fee-based income included in revenue from services	7.7	10.7	(27.7)		(10.2)
Gross profit	27.2	33.3	(18.1)		(0.4)
Gross profit rate	21.5%	22.8%	(1.3)	pts.
Total EMEA
Revenue from services	$699.8	$835.7	(16.3)%		1.1%
Staffing fee-based income included in revenue from services	17.6	24.7	(28.5)		(10.7)
Gross profit	106.3	134.3	(20.8)		(4.1)
SG&A expenses excluding restructuring charges	99.5	124.2	(19.9)
Restructuring charges	—	0.8	(100.0)
Total SG&A expenses	99.5	125.0	(20.4)		(4.7)
Earnings from operations	6.8	9.3	(25.5)
Earnings from operations excluding restructuring charges	6.8	10.1	(31.5)

Gross profit rate	15.2%	16.1%	(0.9)	pts.
Expense rates (excluding restructuring charges):
% of revenue	14.2	14.9	(0.7)
% of gross profit	93.5	92.5	1.0
Return on sales (excluding restructuring charges)	1.0	1.2	(0.2)

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date
					Constant
					Currency
	2015	2014	Change		Change
APAC
Commercial
Revenue from services	$259.1	$260.5	(0.5)%		13.1%
Staffing fee-based income included in revenue from services	4.7	5.9	(20.3)		(10.8)
Gross profit	34.9	35.7	(2.2)		10.8
Gross profit rate	13.5%	13.7%	(0.2)	pts.
PT
Revenue from services	$30.7	$29.2	5.4%		20.5%
Staffing fee-based income included in revenue from services	4.4	5.8	(23.7)		(14.6)
Gross profit	8.1	9.4	(13.6)		(2.4)
Gross profit rate	26.4%	32.2%	(5.8)	pts.
Total APAC
Revenue from services	$289.8	$289.7	0.1%		13.8%
Staffing fee-based income included in revenue from services	9.1	11.7	(22.0)		(12.7)
Gross profit	43.0	45.1	(4.6)		8.0
SG&A expenses excluding restructuring charges	35.5	43.3	(18.0)
Restructuring charges	—	1.3	(100.0)
Total SG&A expenses	35.5	44.6	(20.5)		(10.1)
Earnings from operations	7.5	0.5	NM
Earnings from operations excluding restructuring charges	7.5	1.8	338.5

Gross profit rate	14.8%	15.6%	(0.8)	pts.
Expense rates (excluding restructuring charges):
% of revenue	12.3	15.0	(2.7)
% of gross profit	82.7	96.2	(13.5)
Return on sales (excluding restructuring charges)	2.6	0.6	2.0

OCG
Revenue from services	$486.3	$422.1	15.2%		17.0%
Gross profit	112.6	101.3	11.1		13.4
Total SG&A expenses	98.1	94.7	3.6		6.4
Earnings from operations	14.5	6.6	116.7

Gross profit rate	23.1%	24.0%	(0.9)	pts.
Expense rates:
% of revenue	20.2	22.4	(2.2)
% of gross profit	87.1	93.4	(6.3)
Return on sales	3.0	1.6	1.4

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	September 27, 2015	December 28, 2014	September 28, 2014
Current Assets
Cash and equivalents	$44.9	$83.1	$51.6
Trade accounts receivable, less allowances of
$9.7, $10.7 and $9.2, respectively	1,160.3	1,122.8	1,158.1
Prepaid expenses and other current assets	49.0	47.9	56.8
Deferred taxes	35.0	34.4	28.9
Total current assets	1,289.2	1,288.2	1,295.4

Property and Equipment, Net	88.3	93.0	91.1

Noncurrent Deferred Taxes	140.8	146.3	132.7

Goodwill, Net	90.3	90.3	90.3

Other Assets	341.3	300.1	291.5

Total Assets	$1,949.9	$1,917.9	$1,901.0

Current Liabilities
Short-term borrowings	$76.8	$91.9	$88.7
Accounts payable and accrued liabilities	385.2	364.0	339.0
Accrued payroll and related taxes	312.8	308.5	318.6
Accrued insurance	25.9	26.9	24.4
Income and other taxes	59.5	68.8	74.0

Total current liabilities	860.2	860.1	844.7

Noncurrent Liabilities
Accrued insurance	42.2	43.9	43.4
Accrued retirement benefits	139.5	140.8	146.6
Other long-term liabilities	48.4	39.4	40.7

Total noncurrent liabilities	230.1	224.1	230.7

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(46.9)	(49.8)	(52.5)
Paid-in capital	26.7	24.9	26.7
Earnings invested in the business	781.3	767.4	752.3
Accumulated other comprehensive income	58.4	51.1	59.0

Total stockholders' equity	859.6	833.7	825.6

Total Liabilities and Stockholders' Equity	$1,949.9	$1,917.9	$1,901.0

STATISTICS:
Working Capital	$429.0	$428.1	$450.7
Current Ratio	1.5	1.5	1.5
Debt-to-capital %	8.2%	9.9%	9.7%
Global Days Sales Outstanding	57	54	58

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2015 AND SEPTEMBER 28, 2014
(UNAUDITED)
(In millions of dollars)

	2015	2014
Cash flows from operating activities:
Net earnings	$19.6	$6.7
Noncash adjustments:
Depreciation and amortization	16.6	16.2
Provision for bad debts	3.3	3.6
Stock-based compensation	4.6	4.1
Other, net	(0.7)	1.3
Changes in operating assets and liabilities	(44.9)	(140.9)

Net cash used in operating activities	(1.5)	(109.0)

Cash flows from investing activities:
Capital expenditures	(12.3)	(15.0)
Investment in equity affiliate	(0.5)	(5.4)
Other investing activities	(0.4)	0.2

Net cash used in investing activities	(13.2)	(20.2)

Cash flows from financing activities:
Net change in short-term borrowings	(13.8)	60.4
Dividend payments	(5.7)	(5.7)
Other financing activities	0.2	0.4

Net cash (used in) from financing activities	(19.3)	55.1

Effect of exchange rates on cash and equivalents	(4.2)	—

Net change in cash and equivalents	(38.2)	(74.1)
Cash and equivalents at beginning of period	83.1	125.7

Cash and equivalents at end of period	$44.9	$51.6

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Third Quarter (Commercial, PT and OCG)
			% Change
				Constant
	2015	2014	US$	Currency

Americas
United States	$899.8	$873.7	3.0%	3.0%
Canada	37.9	51.9	(27.0)	(12.6)
Mexico	31.3	37.0	(15.2)	6.1
Puerto Rico	23.8	25.7	(7.5)	(7.5)
Brazil	10.4	13.6	(23.5)	11.4
Total Americas	1,003.2	1,001.9	0.1	2.1

EMEA
France	63.1	70.1	(10.0)	7.4
Switzerland	58.0	66.7	(13.0)	(8.2)
Portugal	33.5	33.3	0.8	20.2
United Kingdom	27.7	26.2	5.7	14.0
Russia	17.0	28.7	(40.6)	2.9
Germany	15.4	17.5	(12.1)	4.8
Italy	14.0	14.8	(5.5)	12.6
Norway	10.1	14.8	(31.8)	(10.5)
Other	11.5	15.8	(27.1)	(13.2)
Total EMEA	250.3	287.9	(13.1)	3.5

APAC
Singapore	32.6	33.4	(2.3)	8.5
Australia	28.8	32.3	(10.7)	13.8
Malaysia	14.0	16.7	(16.1)	6.0
New Zealand	9.4	12.7	(26.4)	(4.7)
Other	12.7	11.5	10.4	20.9
Total APAC	97.5	106.6	(8.5)	9.5

Total Kelly Services, Inc.	$1,351.0	$1,396.4	(3.2)%	3.0%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	September Year to Date (Commercial, PT and OCG)
			% Change
				Constant
	2015	2014	US$	Currency

Americas
United States	$2,706.4	$2,601.9	4.0%	4.0%
Canada	122.2	148.2	(17.5)	(5.5)
Mexico	95.2	102.3	(6.9)	10.4
Puerto Rico	75.2	78.4	(4.0)	(4.0)
Brazil	34.2	43.2	(20.8)	2.8
Total Americas	3,033.2	2,974.0	2.0	3.5

EMEA
France	180.4	202.2	(10.8)	8.4
Switzerland	160.7	195.7	(17.9)	(12.9)
Portugal	98.7	92.4	6.9	29.9
United Kingdom	78.4	82.4	(4.8)	3.7
Russia	57.4	96.4	(40.4)	(0.9)
Germany	43.1	50.7	(15.0)	3.1
Italy	39.5	46.3	(14.6)	3.6
Norway	29.5	43.6	(32.5)	(12.8)
Other	32.8	50.9	(35.6)	(21.8)
Total EMEA	720.5	860.6	(16.3)	0.9

APAC
Singapore	96.9	94.8	2.3	10.9
Australia	92.1	88.8	3.8	24.8
Malaysia	45.4	50.0	(9.3)	5.2
New Zealand	30.2	38.2	(21.1)	(6.1)
Other	38.3	31.3	22.4	29.7
Total APAC	302.9	303.1	(0.1)	13.8

Total Kelly Services, Inc.	$4,056.6	$4,137.7	(2.0)%	3.7%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED SEPTEMBER 27, 2015 AND SEPTEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)

	2015			2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$1,351.0	$—	$1,351.0	$1,396.4	(3.2)%

Cost of services	1,122.8	—	1,122.8	1,171.0	(4.1)

Gross profit	228.2	—	228.2	225.4	1.3

SG&A expenses	211.6	—	211.6	214.3	(1.2)

Earnings from operations	16.6	—	16.6	11.1	50.7

Other expense, net	—	—	—	2.2	(97.7)

Earnings before taxes	16.6	—	16.6	8.9	88.3

Inc. tax expense (benefit)	7.5	—	7.5	5.0	48.8

Net earnings	$9.1	$—	$9.1	$3.9	141.1%

Earnings per share:
Basic	$0.23	$—	$0.23	$0.10	130.0%
Diluted	$0.23	$—	$0.23	$0.10	130.0%

	2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$1,396.4	$—	$1,396.4

Cost of services	1,171.0	—	1,171.0

Gross profit	225.4	—	225.4

SG&A expenses	218.3	(4.0)	214.3

Earnings from operations	7.1	4.0	11.1

Other expense, net	2.2	—	2.2

Earnings before taxes	4.9	4.0	8.9

Inc. tax expense (benefit)	3.5	1.5	5.0

Net earnings	$1.4	$2.5	$3.9

Earnings per share:
Basic	$0.03	$0.06	$0.10
Diluted	$0.03	$0.06	$0.10

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 39 WEEKS ENDED SEPTEMBER 27, 2015 AND SEPTEMBER 28, 2014
(UNAUDITED)
(In millions of dollars except per share data)

	2015			2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings	Adjusted Earnings	% Change

Revenue from services	$4,056.6	$—	$4,056.6	$4,137.7	(2.0)%

Cost of services	3,385.8	—	3,385.8	3,461.9	(2.2)

Gross profit	670.8	—	670.8	675.8	(0.7)

SG&A expenses	630.6	—	630.6	650.7	(3.1)

Earnings from operations	40.2	—	40.2	25.1	61.6

Other expense, net	3.5	—	3.5	4.2	(14.5)

Earnings before taxes	36.7	—	36.7	20.9	76.7

Inc. tax expense (benefit)	17.1	—	17.1	10.5	62.4

Net earnings	$19.6	$—	$19.6	$10.4	91.4%

Earnings per share:
Basic	$0.51	$—	$0.51	$0.27	88.9%
Diluted	$0.51	$—	$0.51	$0.27	88.9%

	2014
	As reported	Restructuring Charges (Note 1)	Adjusted Earnings

Revenue from services	$4,137.7	$—	$4,137.7

Cost of services	3,461.9	—	3,461.9

Gross profit	675.8	—	675.8

SG&A expenses	656.5	(5.8)	650.7

Earnings from operations	19.3	5.8	25.1

Other expense, net	4.2	—	4.2

Earnings before taxes	15.1	5.8	20.9

Inc. tax expense (benefit)	8.4	2.1	10.5

Net earnings	$6.7	$3.7	$10.4

Earnings per share:
Basic	$0.17	$0.10	$0.27
Diluted	$0.17	$0.10	$0.27

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company's fiscal 2015 financial performance and increases comparability. Specifically, Management believes that excluding these items allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2014 include costs related to the U.S. management simplification restructuring plan, costs incurred for exiting the staffing business in Sweden, and costs related to closing branches in Australia and consolidating back office functions in Australia and New Zealand.